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                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This amendment (the "Amendment") to Employment Agreement is entered into as of the 12th of November, 1998, by and between the undersigned employee (hereinafter referred to as "Employee") residing at the address indicated following the Employee's signature below and CS Wireless Systems, Inc., a Delaware corporation having its principal place of business at 1101 Summit Avenue, Plano, Texas 75074 (the "Company").

     WHEREAS, Employee executed an Employment Agreement ("Agreement") dated as of April 2, 1997; and

     WHEREAS, the Company has determined that it is in the best interests of the Company to amend certain terms and conditions of the Agreement.

     NOW, THEREFORE, for and in consideration of the premises and mutual promises set forth below, the Company and the Employee hereby agree as follows:

     RELOCATION.  The Agreement is hereby amended to add the following:

     17. RELOCATION. In the event that Employee consents to relocate his residence in conjunction with a relocation of the Employer's principal office, the Company shall pay for all of Employee's expenses in connection with such relocation including, without limitation, temporary residence pending relocation, moving expenses, and real estate costs, commissions, fees and appraisals.

     Executed to be effective the date set forth above.

                                        CS WIRELESS SYSTEMS, INC.

                                        BY:
                                           -------------------------
                                        NAME:
                                             -----------------------
                                        TITLE:
                                               ---------------------

                                        ----------------------------
                                        THOMAS W. DIXON